Exhibit 23.2


                               ARTHUR ANDERSEN LLP


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to to the use of our reports (and all references to our Firm) included in or made part of this registration statement for First Essex Bancorp, Inc. on Form S-4.


                                              /s/ ARTHUR ANDERSEN LLP
                                              ARTHUR ANDERSEN LLP

Boston, Massachusetts
September 20, 1996